                                                                   EXHIBIT 10.13

                                  July 9, 2001



Karen Cottle

Vice President, General Counsel and Secretary
Vitria Technology, Inc.
945 Stewart Drive
Sunnyvale, CA  94086

Dear Karen:

This is to confirm that in the event of a Change of Control Event, if Vitria Technology, Inc., or its successor or affiliate, terminates your employement within one year after the Change of Control Event or if you terminate your employment within one year after the Change of Control event because you are not in an equivalent position of Vice-President, Secretary and General Counsel of a public company reporting to the Chief Executive Officer, you will be entitled to a payment equivalent to six month salary and prorated target bonus. A Change of Control Event shall be defined as set forth on Exhibit A.

In the event the Company adopts a Change of Control Plan for its executives, you shall not be entitled to duplicate payments, but shall in no event receive less in benefits or rights than as set forth herein.

                                                     Very truly yours,

                                                     /s/ JoMei Chang

                                                     JoMei Chang
                                                     Chief Executive Officer
                                                     Vitria Technology, Inc.

Exhibit A

Change of Control Event means with respect to Vitria Technology, Inc. or its successors in interest ("the Company"):

(a) A change in the existing share ownership occurs such that any "person" (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of (a) the outstanding shares of common stock of the Company or (b) the combined voting power of the Company's then-outstanding securities.

(b) the sale or disposition of all or substantially all of the Company's assets (or consummation of any transaction having similar effect);

(c) the Company is party to a merger or consolidation which results in the holders of voting securities of the Company oustanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 30% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(d)  dissolution or liquidation of the Company.